Risk Report - Risk Management	12 Months Ended
Dec. 31, 2021
Risk Management [Abstract]
Risk Identification and Assessment [text block]
Risk identification and assessment
We regularly identify risks to our business’ and infrastructure’s operations, including under stressed conditions. This assessment incorporates input from both 1st LoD and 2nd LoD, with the identified risks assessed for materiality based on their severity and likelihood of materialization. The assessment of risks is complemented by a view on emerging risks applying a forward-looking perspective. This risk identification and assessment process results in our risk inventory which captures the material risks for the Group, and where relevant, across businesses, entities and branches.
Regular updates to the risk inventory are reported to senior management for review and challenge, and subsequently inform key risk management processes. These include the development of stress scenarios tailored to Deutsche Bank’s risk profile, and informing risk appetite setting and monitoring. Risks in the inventory are also mapped to risks in the risk type taxonomy.

Credit Risk Management [Abstract]
Credit Risk Framework [text block]
Credit Risk framework
Credit Risk arises from all transactions where actual, contingent or potential claims against any counterparty, borrower, obligor or issuer (which we refer to collectively as “counterparties”) exist, including those claims that we plan to distribute. These transactions are typically part of our non-trading lending activities (such as loans and contingent liabilities) as well as our direct trading activity with clients (such as OTC derivatives). These also include traded bonds and debt securities. Carrying values of equity investments are also disclosed in our Credit Risk section. We manage the respective positions within our market risk and credit risk frameworks.
Based on the Risk Type Taxonomy, Credit Risk is grouped into four material categories, namely default / migration risk, transaction / settlement risk (exposure risk), mitigation risk and credit concentration risk. This is complemented by a regular risk identification and materiality assessment.
  – Default / migration risk as the main element of credit risk, is the risk that a counterparty defaults on its payment obligations or experiences material credit quality deterioration increasing the likelihood of a default.
  – Transaction / settlement risk (exposure risk) is the risk that arises from any existing, contingent or potential future positive exposure.
  – Mitigation risk is the risk of higher losses due to risk mitigation measures not performing as anticipated.
  – Credit concentration risk is the risk of an adverse development in a specific single counterparty, country, industry or product / asset class leading to a disproportionate deterioration in the risk profile of Deutsche Bank’s credit exposures to that counterparty, country, industry or product / asset class.
We manage our credit risk using the following philosophy and principles:
  – Credit Risk Management(CRM) forms part of the 2nd Line of Defense (2nd LoD) within DB Group’s Three Lines of Defense model. Business as primary risk taker and owner forms the 1st Line of Defense (1st LoD) and Group Audit the 3rd Line of Defense (3rd LoD)
  – Compliance is reporting to a different Management Board Member and hence the credit risk function is independent from the compliance function up to Management Board level.
  – In each of our divisions, credit decision standards, processes and principles are consistently applied.
  – A key principle of credit risk management is client credit due diligence. Our client selection is achieved in collaboration with our business division counterparts who stand as a first line of defense.
  – We aim to prevent undue concentration and tail-risks (large unexpected losses) by maintaining a diversified credit portfolio. Client, industry, country and product-specific concentrations are assessed and managed against our risk appetite.
  – We maintain underwriting standards aiming to avoid large undue credit risk on a counterparty and portfolio level. In this regard we extend unsecured cash positions and actively use hedging for risk mitigation purposes. Additionally, we strive to secure our derivative portfolio through collateral agreements and may additionally hedge concentration risks to further mitigate credit risks from underlying market movements.
  – Every new credit facility and every extension (such as exposure limit increase) to any counterparty requires credit approval at the appropriate authority level in line with the minimum required credit authority calculation. We assign credit approval authorities to individuals according to their qualifications, experience and training, and we review these periodically.
  – We manage all our credit exposures to each obligor across our consolidated Group on the basis of the “one obligor principle” (as required under CRR Article 4(1)(39)), under which all facilities to a group of borrowers which are linked to each other (for example by one entity holding a majority of the voting rights or capital of another) are consolidated under one group.
  – We have established within CRM – where appropriate – specialized teams for deriving internal client ratings, analyzing and approving transactions, monitoring the portfolio or covering workout clients. For transaction approval purposes, structured credit risk management teams are aligned to the respective lending business areas.
  – Where required, we have established processes to manage credit exposures at a legal entity level.
  – To meet the requirements of CRR Article 190, DB Group has allocated the various control requirements for the credit processes to 2nd LoD units that are best suited to perform such controls.

IFRS 9 Impairment [text block]
IFRS 9 Impairment
Description of IFRS 9 Model and Methodology
In the following section, the Group provides an overview of the IFRS 9 impairment framework which includes descriptions of key decisions taken in relation to critical accounting estimates and judgements, along with methodologies and definitions applied in the IFRS 9 impairment model.
The impairment requirements of IFRS 9 apply to all credit exposures that are measured at amortized cost or fair value through other comprehensive income and to off balance sheet lending commitments, such as loan commitments and financial guarantees. For purposes of our impairment approach, we refer to these instruments as financial assets.
The Group determines its allowance for credit losses in accordance with IFRS 9 as follows:
  – Stage 1 reflects financial assets where it is assumed that credit risk has not increased significantly after initial recognition.
  – Stage 2 contains all financial assets, that are not defaulted, but have experienced a significant increase in credit risk since initial recognition.
  – Stage 3 consists of financial assets of clients which are defaulted in accordance with DB’s policies on regulatory default, which are based on the Capital Requirements Regulation (CRR) under Art. 178. The Group defines these financial assets as impaired, non-performing and defaulted.
  – Significant increase in credit risk is determined using quantitative and qualitative information based on the Group’s historical experience, credit risk assessment and forward-looking information.
  – Purchased or Originated Credit Impaired (POCI) financial assets are assets where at the time of initial recognition there is objective evidence of impairment.
The IFRS 9 impairment approach is an integral part of the Group’s Credit Risk Management procedures. The estimation of Expected Credit Losses (ECL’s) is either performed via the automated, parameter based ECL calculation using the Group’s ECL model or determined by Credit Officers. In both cases, the calculation takes place for each financial asset individually. Similarly, the determination of the need to transfer between stages is made on an individual asset basis. The Group’s ECL model is used to calculate the allowance for credit losses for all financial assets in Stage 1 and Stage 2, as well as for Stage 3 in the homogeneous portfolio (i.e. retail and small business loans with similar credit risk characteristics). For financial assets in our non-homogeneous portfolio in Stage 3 and for POCI assets, the allowance for credit losses is determined by Credit Officers.
The Group uses three main components to measure ECL. These are Probability of Default (PD), Loss Given Default (LGD) and Exposure at Default (EAD). The Group leverages existing parameters used for determination of capital demand under the Basel Internal Ratings Based Approach and internal risk management practices as much as possible to calculate ECL. These parameters are adjusted where necessary to comply with IFRS 9 requirements (e.g. use of point in time ratings and removal of downturn add-ons in the regulatory parameters). Incorporating forecasts of future economic conditions into the measurement of expected credit losses influences the allowance for credit losses in Stage 1 and 2. In order to calculate lifetime expected credit losses, the Group’s calculation derives the corresponding lifetime PDs from migration matrices that reflect economic forecasts.
Stage Determination and Significant Increase in Credit Risk
At initial recognition, financial assets are reflected in Stage 1, unless the financial assets are POCI. If there is a significant increase in credit risk, the financial asset is transferred to Stage 2. A significant increase in credit risk is determined by using rating-related and process-related indicators. The assignment of financial assets to Stage 3 is based on the status of the borrower being in default. If a borrower is in default, then all financial assets of the borrower are transferred to Stage 3.
Rating-related Stage 2 indicators: The Group compares a borrower’s lifetime PD at the reporting date with lifetime PD expectations at the date of initial recognition to determine if there was a significant change in the borrower’s PDs and all of its transactions in the scope of IFRS 9 impairment. Based on historically observed migration behavior and a sampling of different economic scenarios, a lifetime PD distribution is obtained. A quantile of this distribution, which is defined for each counterparty class, is chosen as the lifetime PD threshold. If the remaining lifetime PD of a transaction according to current expectations exceeds this threshold, the financial asset has incurred a significant increase in credit risk and is transferred to Stage 2. The quantiles used to define Stage 2 thresholds are determined using expert judgment, are validated annually and have not changed as a result of COVID‑19. The thresholds applied vary depending on the original credit quality of the borrower, elapsed lifetime, remaining lifetime and counterparty class. Management believes that the defined approach and quantiles represent a meaningful indicator that a financial asset has incurred a significant increase in credit risk.
Process-related Stage 2 Indicators: Process-related indicators are derived via the use of existing risk management indicators, which in Management’s view represent situations where the credit risk of financial assets has significantly increased. These include borrowers being added to a credit watchlist, being transferred to workout status, payments being 30 days or more past due or in forbearance (except for certain COVID-19 related forbearance measures as described further below).
As long as the conditions for one or more of the process-related or rating-related indicators is fulfilled and the borrower of the financial asset has not met the definition of default, the asset will remain in Stage 2. If the Stage 2 indicators are no longer fulfilled and the financial asset is not defaulted, the financial asset transfers back to Stage 1. In case of performing forborne financial assets, the probation period in line with regulatory guidance amounts to 2 years before the financial asset is reclassified to Stage 1.
In the second quarter of 2021, the Group refined one of the process-related Stage 2 triggers. Financial assets added to the watchlist for discretionary reasons are now transferred to Stage 2, whereas prior to this change only assets added to the watchlist for mandatory reasons were transferred to Stage 2. This methodology change, which represents a change in estimate, resulted in an increase of the Group’s allowance for credit losses of € 60 million, which is reflected in the Group’s financial results as of December 31, 2021.
If the borrower defaults, all transactions of the borrower are allocated to Stage 3. If at a later date the borrower is no longer in default, the curing criteria according to regulatory guidance is applied (including probation periods), which are at least 3 months or 1 year in case of distressed restructurings. Once the regulatory cure period or criteria has been met, the borrower will cease to be classified as defaulted and its assets will be transferred back to Stage 2 or Stage 1.
In the third quarter of 2021, the Group obtained ECB approval and completed the rollout of the latest regulatory guidance on the definition of default, which consists of two EBA guidelines. One guideline comprises an EBA technical standard regarding the materiality threshold for credit obligations past due (implemented with ECB regulation (EU) 2018/1845) and the second guideline covers the application of the definition of default. Both new requirements are jointly referred to as EBA Guidelines on definition of default. These EBA Guidelines replaced the definition of default under Basel II and mainly impacted ECL for specific portfolios within the Private Bank. The impact of the change in estimate was not material.
The expected credit loss calculation for Stage 3 distinguishes between transactions in homogeneous and non-homogenous portfolios, and POCI financial assets. For transactions that are in Stage 3 and in a homogeneous portfolio, the Group uses a parameter based automated approach to determine the credit loss allowance per transaction. For these transactions, the LGD parameters are partially modelled to be time dependent, i.e. consider the declining recovery expectation as time elapses after default. The allowance for credit losses for financial assets in our non-homogeneous portfolios in Stage 3, as well as for POCI assets are determined by Credit Officers. This allows Credit Officers to consider currently available information and recovery expectations specific to the borrowers and the financial assets at the reporting date.
The Group has not changed its existing stage trigger mechanics and rules due to the COVID-19 pandemic except for EBA compliant moratoria and concessions granted to clients primarily affected by COVID-19. This exceptional treatment has become less relevant in 2021 as it applied to a limited number of client relationships in Italy, Germany and Spain, as most of the moratoria granted in Germany expired by end of 2020 and in other countries by the end of 2021.
Estimation Techniques for Key Input Factors
The first key input factor in the Group ECL calculation is the one-year PD for borrowers which is derived from our internal rating systems. The Group assigns a PD to each borrower credit exposure based on a 21-grade master rating scale for all of our exposure.
The borrower ratings assigned are derived based on internally developed rating models which specify consistent and distinct customer-relevant criteria and assign a rating grade based on a specific set of criteria as given for a certain customer. The set of criteria is generated from information sets relevant for the respective customer segments including general customer behavior, financial and external data. The methods in use range from statistical scoring models to expert-based models taking into account the relevant available quantitative and qualitative information. Expert-based models are usually applied for borrowers in the exposure classes “Central governments and central banks”, “Institutions” and “Corporates” with the exception of those “Corporates” segments for which a sufficient data basis is available for statistical scoring models. For the latter as well as for the retail segment statistical scoring or hybrid models combining both approaches are commonly used. Quantitative rating methodologies are developed based on applicable statistical modelling techniques, such as logistic regression.
One-year PDs are extended to multi-year PD curves using through-the-cycle (TTC) matrices and macroeconomic forecasts. Based on economic scenarios centered around the macroeconomic baseline forecast, TTC matrices are first transformed into point-in-time (PIT) rating migration matrices, typically for a two-year period. The calculation of the PIT matrices leverages a link between macroeconomic variables and the default and rating behavior of borrowers, which is derived from historical macroeconomic variables (MEV) and rating time series through regression techniques. In a final step, multi-year PD curves are derived from PIT rating migration matrices for periods where reasonable and supportable forecasts are available and extrapolated based on TTC rating migration matrices beyond those periods.
The second key input into the ECL calculation is the LGD parameter, which is defined as the likely loss intensity in case of a borrower’s default. It provides an estimation of the exposure that cannot be recovered in a default event and therefore captures the severity of a loss. Conceptually, LGD estimates are independent of a borrower’s probability of default. The LGD models applied in stages 1 and 2, which are based on regulatory LGD models but adjusted for IFRS 9 requirements (removal of downturn-add-on and removal of indirect costs of workout), ensure that the main drivers for losses (i.e. different levels and quality of collateralization and customer or product types or seniority of facility) are reflected as risk drivers in LGD estimates. In our LGD models we assign collateral type specific LGD parameters to the collateralized exposure (collateral value after application of haircuts). The LGD setting for defaulted homogeneous portfolios are partially dependent on time after default and are either calibrated based on the Group’s multi-decade loss and recovery experience using statistical methods or for less significant portfolios certain LGD model input parameters (e.g. cure rates) are determined by expert judgement.
The third key input is the Exposure at Default (EAD) over the lifetime of a financial asset which is modelled taking into account expected repayment profiles (e.g. linear amortization, annuities, bullet loan structures). Prepayment options are not modelled for all portfolios as they are not deemed material. We apply specific Credit Conversion Factors (CCFs) in order to calculate an EAD value. Conceptually, the EAD is defined as the expected amount of the credit exposure to a borrower at the time of its default. In instances where a transaction involves an unused limit, a percentage share of this unused limit is added to the outstanding amount in order to appropriately reflect the expected outstanding amount in case of a borrower’s default. This reflects the assumption that for commitments, the utilization at the time of default might be higher than the current outstanding balance. In case a transaction involves an additional contingent component (i.e., guarantees) a further percentage share is applied as part of the CCF model in order to estimate the amount of guarantees drawn in case of default. The calibrations of such parameters are based on internal historical data and are either based on empirical analysis or supported by expert judgement and consider borrower and product type specifics. Where supervisory CCF values need to be applied for regulatory purposes, internal estimates are used for IFRS 9.
Expected Lifetime
IFRS 9 requires the determination of lifetime expected credit losses for which the expected lifetime of a financial asset is a key input factor. Lifetime expected credit losses represent default events over the expected life of a financial asset. The Group measures expected credit losses considering the risk of default over the maximum contractual period (including any borrower’s extension options) over which the Group is exposed to credit risk.
Retail overdrafts, credit card facilities and certain corporate revolving facilities typically include both a loan and an undrawn commitment component. The expected lifetime of such on-demand facilities exceeds their contractual life as they are typically cancelled only when the Group becomes aware of an increase in credit risk. The expected lifetime is estimated by taking into consideration historical information and the Group’s Credit Risk Management actions such as credit limit reductions and facility cancellation. Where such facilities are subject to an individual review by Credit Risk Management, the lifetime for calculating expected credit losses is 12 months. For facilities not subject to individual review by Credit Risk Management, we apply a lifetime for calculating expected credit losses of 24 months.
Interest Rate used in the IFRS 9 model
In the context of the ECL calculation, the Group applies in line with IFRS 9 an approximation of the effective interest rate (EIR), which is usually the contractual interest rate (CIR). The CIR is deemed to be an appropriate approximation, as the interest rate is consistently used in the ECL model, interest recognition and for discounting of the ECL and does not materially differ from the EIR.
Consideration of Collateralization in IFRS 9 Expected Credit Loss Calculation
The ECL model projects the level of collateralization for each point in time in the life of a financial asset. At the reporting date, the model uses the existing collateral distribution process applied in DB’s Economic Capital model. In this model, the liquidation value of each eligible collateral is allocated to relevant financial assets to distinguish between collateralized and uncollateralized parts of each financial asset. In the ECL calculation, the Group subsequently applies the aforementioned LGDs for secured and unsecured exposures to derive the ECL for the secured and unsecured part of the exposure separately.
For personal collateral (e.g. guarantees), the ECL model assumes that the relative level of collateralization remains stable over time. In the case of an amortizing loan, the outstanding exposure and collateral values decrease together over time. For physical collateral (e.g. real estate property), the ECL shall assume that the absolute collateral value remains constant. In case of an amortizing loan, the collateralized part of the exposure increases over time and the loan-to-value decreases accordingly.
Certain financial guarantee contracts are integral to the financial assets guaranteed. In such cases, the financial guarantee is considered as collateral for the financial asset and the benefit of the guarantee is used to mitigate the ECL of the guaranteed financial asset.
Forward Looking Information
Under IFRS 9, the allowance for credit losses is based on reasonable and supportable forward-looking information available without undue cost or effort, which takes into consideration past events, current conditions and forecasts of future economic conditions.
To incorporate forward looking information into the Group’s allowance for credit losses, we use two key elements:
  – As its base scenario, the Group uses external survey-based macroeconomic forecasts (e.g. consensus views on GDP and unemployment rates). In addition, our scenario expansion model, which has been initially developed for stress testing, is used for forecasting macroeconomic variables that are not covered by external consensus data. All forecasts are assumed to reflect the most likely development of the respective variables and are updated at least once per quarter.
  –
  Statistical techniques are then applied to transform the base scenario into a scenario analysis covering an infinite number of scenarios, defined by probability distributions of the macroeconomic variables. These scenarios specify deviations from the baseline forecasts. The scenario distribution is then used for deriving multi-year PD curves for different rating and counterparty classes, which are applied in the ECL calculation and in the identification of significant deterioration in credit quality of financial assets as described above in the rating-related stage 2 indicators.
The general use of forward-looking information, including macro-economic factors, as well as adjustments taking into account extraordinary factors (e.g. COVID-19), are monitored by the Group's Risk and Finance Credit Loss Provision Forum. At a minimum, the Group updates its forecasts for macro-economic factors on a quarterly basis and reviews aspects of potential model imprecision (e.g. MEV parameters outside the historic range used for model calibration, if not already included in the model) as part of an MEV monitoring framework to assess the necessity of corrective measures in the form of overlays.
The Group’s overlay methodology introduced in 2021 focusses on individual extreme MEV movements in the context of specific methodological assumptions and limitations. A quantitative test procedure involves the calculation of ratios between (a) scenario projections from the consensus forecast and (b) historical maximum MEV movements to identify single MEVs are outside of historical ranges.
As described earlier, the Group’s approach to reflect macroeconomic variables in the calculation of the ECL estimate is to incorporate forecasts for the next two years, using eight discrete quarterly observations. After the period of eight quarters, the Group constructs forecasts based on macro-economic variables and their historic trends.
In the second quarter of 2021: Deutsche Bank implemented a refinement of its forward-looking information model which introduced a more granular approach to its portfolio segmentation to better reflect the key risk drivers in material portfolios. This change in estimate resulted in an increase of the Group’s allowance for credit losses of € 31 million firstly reflected in the second quarter of 2021 results.
The table below contains the MEVs which incorporate forward-looking information in our ECL model as of December 31, 2021, which includes the more granular approach implemented in second quarter 2021.
Forward-looking information applied
	December 31, 2021¹ ²
	Year 1 (4 quarter avg)	Year 2 (4 quarter avg)
Commodity - Gold	1,764.58	1,696.51
Commodity - WTI	73.19	68.21
Credit - CDX Emerging Markets	231.80	268.64
Credit - CDX High Yield	353.42	399.62
Credit - CDX IG	59.53	63.98
Credit - High Yield Index	3.95	4.46
Credit - ITX Europe 125	61.37	69.93
Equity - MSCI Asia	1,543	1,514
Equity - Nikkei	29,673	30,764
Equity - S&P500	4,777	5,033
GDP - Developing Asia	3.78%	6.26%
GDP - Emerging Markets	3.72%	5.38%
GDP - Eurozone	4.67%	2.91%
GDP - Germany	3.35%	2.86%
GDP - Italy	5.17%	2.33%
GDP - USA	4.46%	2.79%
Real Estate Prices - US CRE Index	348.86	377.26
Unemployment - Eurozone	7.41%	7.07%
Unemployment - Germany	3.13%	2.83%
Unemployment - Italy	9.18%	8.92%
Unemployment - Japan	2.73%	2.53%
Unemployment - Spain	14.26%	13.66%
Unemployment - USA	4.05%	3.68%

[1] MEV as of 31 December 2021; MEV outside the calibrated range were adjusted either in the model or via a management overlay as discussed further below.
[2] Year 1 equals fourth quarter of 2021 to third quarter of 2022, Year 2 equals fourth quarter of 2022 to third quarter of 2023.
During the height of the COVID-19 pandemic in 2020, it was management’s opinion that the most representative approach for estimating ECL was to reduce the weight of short-term forecasts and derive adjusted model inputs based on longer term averages. For this reason, the Group applied an overlay to its standard IFRS 9 model in 2020. The overlay, which reduced the provision by € 104 million as of December 31, 2020, was based on averaging forecasts for GDP and unemployment rates over the next three years. This overlay was no longer applied as of January 2021 as the MEV had gained their relevance with any remaining imprecisions being addressed via the model imprecision monitoring process discussed above.
December 31. 2020¹ ²
	Year 1 (4 quarter avg)	Year 2 (4 quarter avg)	Year 3 (4 quarter avg)
Credit - ITX Europe 125	52.81	−	−
FX - EUR/USD	1.20	−	−
GDP Eurozone	1.38%	4.37%	2.32%
GDP Germany	1.54%	4.01%	2.08%
GDP Italy	1.92%	3.80%	1.93%
GDP USA	2.80%	3.35%	2.29%
Rate - US Treasury 2y	0.17%	–	−
Unemployment - Eurozone	8.86%	8.35%	7.94%
Unemployment - Germany	4.30%	3.95%	3.72%
Unemployment - Italy	10.65%	10.38%	9.85%
Unemployment - Spain	17.89%	16.32%	15.49%
Unemployment - USA	6.40%	5.19%	4.46%

[1] Rates, FX and credit spreads as per December 7 release; GDP, unemployment forecasts updated per December 16.
[2] Year 1 equals fourth quarter of 2020 to third quarter of 2021, Year 2 equals fourth quarter of 2021 to third quarter of 2022.
Management overlays
Management regularly reviews key inputs into the ECL calculation and discusses aspects of potential model imprecision to assess the necessity of corrective measures in the form of overlays. In the following section, the Group provides details on its management overlays recorded as of December 31, 2020 and developments until December 31, 2021.
Development of overlays from December 31, 2020 to December 31, 2021
in € m. (unless stated otherwise)		Overlays as of December 31, 2020	Discontinued overlays	New Overlays	Overlays as of December 31, 2021
Overlay description	Impact on
3y averaging of specific MEVs	All financial assets in Stage 1 and 2	(104)	104	0	0
COVID-19 related downside risks	All financial assets in Stage 1 and 2	130	(130)	0	0
Construction Risk following increased prices for building materials	Mortgage portfolios in Private Bank in Stage 1 and 2	0	0	15	15
Model calibration (MEV outside calibrated range of the FLI model)	All financial assets in Stage 1 and 2	0	0	56	56
Recalibrations required due to the new Definition of Default	Financial assets primarily in Private Bank in Stage 3	0	0	(57)	(57)
Total		26	(26)	14	14

The Group applied the following overlays to its IFRS 9 model output as of December 31, 2021 and December 31, 2020.
  – FLI model overlay: As described above in the MEV section, the Group applied an overlay to its standard IFRS 9 model as a result of the COVID-19 pandemic, which resulted in a decrease of the Group’s allowance for credit losses. The overlay was based on averaging forecasts for GDP and unemployment rates over the next three years in its ECL estimation. The Group did not apply the above overlay post year end 2020 and returned to its standard IFRS 9 approach in 2021.
  – COVID-19 uncertainties: As of December 31, 2020 the Group booked an additional overlay of € 130 million to address the remaining high uncertainty in the credit environment, which resulted in an increase of the Group’s allowance for credit losses. In particular as at 2020 year-end the COVID-19 pandemic related lock-down measures and associated economic support measures offered by central governments had further hampered the ability to assess the true state of borrowers’ capacity to repay their financial obligations, also taking into account the emerging downsides expected in particular as moratoria are fading out (although partially extended, e.g. in Spain and Italy) and a second wave of lockdown measures started in December 2020. This overlay was released at the beginning of 2021 after the expected uncertainties had not materialized.
  –
  Construction Risk following sharp increase of building material prices in 2021: the Group decided to record a € 15 million overlay, to address the risk of budget overruns and delays due to unavailable or significantly more expensive building materials, which resulted in an increase of the Group’s allowance for credit losses. This overlay was recorded against approved, but not yet fully paid out mortgage loans applied for constructing or remodeling properties in Germany.
  – Model calibration: The Group applies a management overlay to address significant year-on-year movements in certain macroeconomic variables, in particular GDP, which were identified as being outside the calibrated range of the FLI model. Since the model was not calibrated to deal with such extreme year-on-year movements of certain MEV, it is management’s view that the model is underestimating the amount of expected credit losses required at the reporting date. The quantification of the overlay amount was supported by an ECL impact calculation with forecasts outside of the historical range replaced by maximum MEV moves observed during the time window considered for model calibration purposes. As of year-end 2021, this overlay was € 56 million and resulted in an increase of the Group’s allowance for credit losses.
  – Recalibrations required due to the new Definition of Default introduced: In the third quarter of 2021, Deutsche Bank implemented the new Definition of Default which is the trigger for Stage 3 in Deutsche Bank’s IFRS 9 framework. The implementation of the new Definition of Default mainly affected the Private Bank, where the Stage 3 population in the homogeneous portfolios increased. As an adjustment in the Definition of Default is not expected to materially change the loss expectation related to this portfolio, Management is of the view that this change resulted in an overstatement of provisions in Stage 3 not reflecting the loss expectations for the impacted portfolios at the reporting date as the new Definition of Default will also require a recalibration of the Loss Given Default (LGD) parameter in the model that has not yet taken place. The LGD settings are reviewed on an annual basis with independent validation performed by the Model Risk Management function. The recalibration is only expected in 2022 once empirical data is available for a statistical recalibration, and consequently an overlay was recorded to address the expected LGD recalibration effects amounting to € 57 million, which resulted in a decrease of the Group’s allowance for credit losses.
Model Sensitivity
Macroeconomic Variables
The sensitivity of our model with respect to potential changes in projections for key MEVs is shown in the below table, which provides ECL impacts for Stages 1 and 2 from downward and upward shifts applied separately to each group of MEVs. Each of these groups consists of MEVs from the same category:
  – GDP growth rates: includes USA, Eurozone, Germany, Italy, Developing Asia, Emerging Markets
  – Unemployment rates: includes USA, Eurozone, Germany, Italy, Japan, Spain
  – Equities: S&P500, Nikkei, MSCI Asia
  – Credit spreads: ITX Europe 125, High Yield Index, CDX IG, CDX High Yield, CDX Emerging Markets
  – Real Estate: Commercial Real Estate Price Index
  – Commodities: WTI oil price, Gold price
The tables below present the impact of upward and downward shifts to each of the MEV groups and impact on the ECL provision as of December 31, 2021. Note the sensitivity analysis only includes the impact of the aggregated MEV group (i.e. potential correlation between different MEV groups or the impact of management overlays is not taken into consideration).
As the Group refined its forward-looking information model in 2021 to include a more granular approach to its portfolio segmentation, the prior year information is not directly comparable as 2020 is based on a less granular approach.
ECL for Stage 3 is not affected and not reflected in the following tables as its modelling is independent of the macroeconomic scenarios
IFRS 9 – Sensitivities of Forward-Looking Information – Group Level
	December 31, 2021
	Upward sensitivity		Downward sensitivity
	Upward shift	ECL impact in € m.	Downward shift	ECL impact in € m.
GDP growth rates	1pp	(49.4)	(1)pp	55.5
Unemployment rates	(0.5)pp	(23.8)	0.5pp	25.4
Real estate prices	5%	(3.9)	(5)%	4.2
Equities	10%	(7.2)	(10)%	9.4
Credit spreads	(40)%	(20.9)	40%	23.5
Commodities¹	10%	(15.0)	(10)%	16.2

[1] Here the sign of the shift applies to oil prices changes. Gold price changes have the opposite sign. 1pp (percentage point), e.g. GDP shifts from 3 % to 4% // 1% (percentage change), e.g. Real estate price shifts from 100 to 101.
	December 31, 2020
	Upward sensitivity		Downward sensitivity
	Upward shift	ECL impact in € m.	Downward shift	ECL impact in € m.
GDP growth rates	1pp	(93.5)	(1)pp	99.1
Unemployment rates	(0.5)pp	(49.9)	0.5pp	56.4

At Group level, ECL sensitivity is primarily driven by changes in GDP growth rates, unemployment and credit spreads. Moderate sensitivities are also observed with respect to changes of commodities, equities and real estate prices. Compared to 2020, the total sensitivity impact slightly decreased in 2021 due to the lower ECL provision.
At divisional level, the analysis was only performed for the period ended December 31, 2021 and revealed GDP growth rates, credit spreads and commodities prices to be the dominant factors for the Investment Bank, whereas the model sensitivity for the Corporate Bank and Private Bank is mainly associated with changes in GDP growth rates and unemployment rates. The model sensitivity table for the Private Bank shows GDP growth rates and unemployment rates only, as the key MEVs relevant to the underlying portfolios.
IFRS 9 – Sensitivities of Forward-Looking Information applied on Stage 1 and Stage 2 - Corporate Bank
	December 31, 2021
	Upward sensitivity		Downward sensitivity
	Upward shift	ECL impact in € m.	Downward shift	ECL impact in € m.
GDP growth rates	1pp	(12.5)	(1)pp	13.7
Unemployment rates	(0.5)pp	(8.9)	0.5pp	9.6
Real estate prices	5%	(0.5)	(5)%	0.5
Credit spreads	(40)%	(4.3)	40%	4.9
Commodities¹	10%	(4.5)	(10)%	5.0

¹Here the sign of the shift applies to oil prices changes. Gold price changes have the opposite sign.
IFRS 9 – Sensitivities of Forward-Looking Information applied on Stage 1 and Stage 2 - Investment Bank
	December 31, 2021
	Upward sensitivity		Downward sensitivity
	Upward shift	ECL impact in € m.	Downward shift	ECL impact in € m.
GDP growth rates	1pp	(24.5)	(1)pp	27.7
Unemployment rates	(0.5)pp	(3.7)	0.5pp	4.2
Real estate prices	5%	(3.4)	(5)%	3.6
Equities	10%	(2.4)	(10)%	3.1
Credit spreads	(40)%	(14.4)	40%	15.8
Commodities¹	10%	(10.1)	(10)%	10.8

¹Here the sign of the shift applies to oil prices changes. Gold price changes have the opposite sign.
IFRS 9 – Sensitivities of Forward-Looking Information applied on Stage 1 and Stage 2 - Private Bank
	December 31, 2021
	Upward sensitivity		Downward sensitivity
	Upward shift	ECL impact in € m.	Downward shift	ECL impact in € m.
GDP growth rates	1pp	(10.0)	(1)pp	10.7
Unemployment rates	(0.5)pp	(9.7)	0.5pp	9.8

Impact of Lifetime Expected Credit Losses for Stage 1 borrowers
As described earlier, the Group uses a mixture of quantitative and qualitative criteria to determine Significant Increase in Credit Risk which require, for affected borrowers, a move to lifetime ECL (Stage 2). If for all Stage 1 borrowers Deutsche Bank were to record lifetime expected credit losses, the Group’s allowance for credit losses amounting to € 5.4 billion as of December 31, 2021 and as of December 31, 2020 would increase by approximately 44 % as of year-end 2021 and 41 % as of year-end 2020.
Stage 3 LGD setting
The Group’s allowance for credit losses in Stage 3 for the homogeneous portfolios amounts to € 2.2 billion as of December 31, 2021 and € 1.9 billion as of December 31, 2020. The key driver in determining the ECL provision is the Loss Given Default estimate, which differs by individual portfolios. Loss Given Default is influenced by recovery rates, proceeds from the sale of collateral, as well as cure rates. Some of the drivers for different portfolios include elements of expert judgment. If the LGD for all homogeneous portfolios were to increase by 1%, then Stage 3 ECL would increase by approximately € 20 million as of December 31, 2021 and December 31, 2020.
IFRS 9 Model results
Based on the above described IFRS 9 model and overlays applied, the Group reported a provision for credit losses of € 515 million for the year ended 2021, which is a significant reduction to € 1.8 billion for the year ended 2020. This provision for credit losses in 2021 and the significant reduction versus the year ended 2020 was driven by a benign credit environment, strong recovery of main economies after easing of COVID-19 related restrictions and a positive outlook based on improved macro-economic parameters.
As discussed above, the Group has applied various management overlays both in 2021 and 2020 to address the downside risks related to COVID-19, but also to address potential model imprecisions driven by a high volatility in MEV’s.
In regards to the Business Divisions, the Corporate Bank recorded a release of provision for credit losses of € 3 million in 2021 compared to provision for credit losses of € 364 million in 2020. The year-over-year reduction was driven by low impairments (Stage 3) and releases in Stage 1 and 2. The Investment Bank recorded an increase of provisions for credit losses of € 104 million compared to provision for credit losses of € 690 million in 2020. The year-over-year reduction was driven by significantly lower level of COVID‑19 related impairments (Stage 3) in 2021. The Private Bank recorded a provision for credit losses of € 446 million in 2021 compared to € 711 million in 2020, benefiting from an overall benign macroeconomic environment.
The Group has assessed credit risks and its concentrations related to climate-related risks and how those risks affect the amounts recognized in the Allowance for Credit Losses which are deemed to be immaterial at the end of December 31, 2021.
For details on the Group’s accounting policy related to IFRS 9 Impairment, please refer to Note 1 - Significant Accounting Policies and Critical Accounting Estimates of the Consolidated Financial Statements.

IFRS 9 Application EBA Guidance Default Forbearance IFRS 9 COVID-19 [text block]
IFRS 9 - Application of EBA guidance regarding Default, Forbearance and IFRS 9 in light of COVID-19 measures
EBA’s “Statement on the application of the prudential framework regarding Default, Forbearance and IFRS 9 in light of COVID‑19 measures” published on March 25, 2020 states that institutions are expected to use a degree of judgement and distinguish between borrowers whose credit standing would not be significantly affected by the current situation in the long term, and those who would be unlikely to restore their creditworthiness. The Bank performed portfolio reviews and applied this regulatory guidance to a number of clients mainly in the Investment Bank and Corporate Bank.
EBA is further of the view that the public and private moratoria, as a response to COVID-19 pandemic, do not have to be automatically classified as forbearance if the moratoria are not borrower specific, based on the applicable national law or on an industry or sector-wide private initiative agreed and applied broadly by relevant credit institutions. Deutsche Bank has introduced this guidance into its internal risk management processes.

Legislative and non-legislative moratoria and public guarantee schemes in light of COVID-19 pandemic [text block]
Legislative and non-legislative moratoria and public guarantee schemes in light of COVID-19 pandemic
In 2020, the European Banking Association (EBA) issued a “Statement on the application of the prudential framework regarding Default, Forbearance and IFRS 9 in light of COVID-19 measures”, along with guidance on legislative and non-legislative moratoria.
The following table provides an overview of active and expired loans and advances subject to EBA-compliant moratoria, loans and advances subject to COVID-19 related forbearance measures and newly originated loans and advances subject to a public guarantee scheme in the context of the COVID-19 pandemic as of December 31, 2021 and December 31, 2020.
Overview of active and expired moratoria, forbearance measures and guarantee schemes in light of COVID-19 pandemic
	Dec 31, 2021			Dec 31, 2020
in € m.	Loans and advances subject to EBA-compliant moratoria	Loans and advances subject to COVID-19-related forbearance measures	Newly originated loans and advances subject to public guarantee schemes in the context of the COVID-19 crisis[1]	Loans and advances subject to EBA-compliant moratoria	Other loans and advances subject to COVID-19-related forbearance measures	Newly originated loans and advances subject to public guarantee schemes in the context of the COVID-19 crisis
Corporate Bank	519	2,466	2,322	610	2,956	2,362
Investment Bank	108	3,501	60	107	4,353	60
Private Bank	6,357	928	1,570	7,499	1,114	1,124
Capital Release Unit	384	2	0	433	0	0
Total	7,368	6,897	3,952	8,649	8,424	3,546

[1] Excluding € 0.3 billion as of December 31, 2021 and € 0.3 billion as of December 31, 2020 which qualify for derecognition as these loans meet the pass-through criteria for financial instruments under IFRS 9.
Breakdown of COVID-19 related measures by stages
	Dec 31, 2021
	Legislative and non-legislative Moratoria		COVID-19 related forbearance measures		Public guarantee schemes
in € m.	Gross Carrying Amount	Expected Credit Losses	Gross Carrying Amount	Expected Credit Losses	Gross Carrying Amount	Expected Credit Losses
Stage 1	5,381	(10)	3,330	(6)	3,079	(2)
Stage 2	1,288	(30)	2,602	(31)	770	(9)
Stage 3	698	(162)	965	(122)	103	(14)
Total	7,368	(202)	6,897	(158)	3,952	(25)

	Dec 31, 2020
	Legislative and non-legislative Moratoria		COVID-19 related forbearance measures		Public guarantee schemes
in € m.	Gross Carrying Amount	Expected Credit Losses	Gross Carrying Amount	Expected Credit Losses	Gross Carrying Amount	Expected Credit Losses
Stage 1	6,464	(23)	5,746	(18)	3,135	(3)
Stage 2	1,872	(63)	1,994	(54)	360	(4)
Stage 3	313	(69)	684	(80)	51	(4)
Total	8,649	(155)	8,424	(152)	3,546	(11)

COVID-19 related forbearance measures: As of December 31, 2021, COVID-19 forbearance measures have been granted to € 6.9 billion outstanding loans and advances; reflecting a broad range of relief from modifications of contract conditions including covenants in the respective loan contract, extension of grace periods to payment deferrals.  As of December 31, 2021, over 84 % of clients are still performing and the Bank continues to remain at a stable ECL level. Over half of the forbearance measures consisted of contract modifications unrelated to payment deferrals. All forborne loans and advances are required to be classified as forborne until a 24-months’ probation period has been reached.
EBA-compliant moratoria can be divided into legislative moratoria, which are instituted by the Government and non-legislative moratoria granted by a group of financial institutions. EBA-compliant moratoria: The moratorium for SMEs and Corporates in Italy was originally scheduled to end on September 30, 2020, but has been further extended until December 2021. Also, the Spanish government extended the legislative Spanish moratoria for SMEs and Corporates until the end of 2021. Non-legislative moratoria: The non-legislative moratoria launched in Italy to support consumer finance clients from January 2021 until the end of March 2021 have all expired.
During 2021, the number of clients and volumes under moratoria have significantly reduced due to repayments, from peak levels in the second quarter 2020. As of December 31, 2021, nearly all moratoria have expired, those that are still active are well below € 30 million. More than 95 % of these clients who took advantage of moratoria have now resumed payments. The transition was actively managed whereby we contacted each private client in order to ensure the clients were aware and able to resume payments before leaving moratoria.
Newly originated loans and advances subject to a public guarantee scheme: The Group has originated approximately € 4.2 billion of loans under the public guarantee scheme as of December 31, 2021 and in most cases the terms of the new originated loans and advances are between two and five years. Approximately € 2.1 billion of loans were granted in Germany via programs sponsored by KfW, of which, € 0.3 billion were derecognized as the terms of the loan and guarantee met the criteria for derecognition under IFRS 9, and € 1.6 billion were originated in Spain and € 0.5 billion in Luxembourg. As of December 31, 2021, 99 % of the loans that were granted public guarantees continue to make regular repayments.

Measuring credit risk paragraph 1 [text block]
Measuring Credit Risk
Credit Risk is measured by credit rating, regulatory and internal capital demand and key credit metrics mentioned below.
The credit rating is an essential part of the Bank’s underwriting and credit process and builds the basis for risk appetite determination on a counterparty and portfolio level, credit decision and transaction pricing as well the determination of regulatory capital demand for credit risk. Each counterparty must be rated and each rating has to be reviewed at least annually. Ongoing monitoring of counterparties helps keep ratings up-to-date. There must be no credit limit without a credit rating. For each credit rating the appropriate rating approach has to be applied and the derived credit rating has to be established in the relevant systems. Different rating approaches have been established to best reflect the specific characteristics of exposure classes, including central governments and central banks, institutions, corporates and retail.
Counterparties in our non-homogenous portfolios are rated by our independent Credit Risk Management function. Country risk related ratings are provided by ERM Risk Research.
Our rating analysis is based on a combination of qualitative and quantitative factors. When rating a counterparty we apply in-house assessment methodologies, scorecards and our 21-grade rating scale for evaluating the credit-worthiness of our counterparties.

Measuring credit risk paragraph 2 [text block]
Besides the credit rating, which is a key component we apply for managing our credit portfolio, including transaction approval and the setting of risk appetite, we establish credit limits for all credit exposures. Credit limits set forth maximum credit exposures we are willing to assume over specified periods. In determining the credit limit for a counterparty, we consider the counterparty’s credit quality by reference to our internal credit rating. Credit limits and credit exposures are both measured on a gross and net basis where net is derived by deducting hedges and certain collateral from respective gross figures. For derivatives, we look at current market values and the potential future exposure over the relevant time horizon which is based upon our legal agreements with the counterparty. We also take into consideration the risk-return characteristics of individual transactions and portfolios. Risk-Return metrics explain the development of client revenues as well as capital consumption.

Managing and Mitigation of credit risk paragraph 1 [text block]
Managing and mitigation of Credit Risk
Managing Credit Risk on counterparty level
Credit-related counterparties are principally allocated to credit officers within credit teams which are organized by types of counterparty (such as financial institutions, corporates or private individuals) or economic area (e.g., emerging markets) and supported by dedicated rating analyst teams where deemed necessary. The individual credit officers have the relevant expertise and experience to manage the credit risks associated with these counterparties and their associated credit related transactions. For retail clients, credit decision making and credit monitoring is highly automated for efficiency reasons. Credit Risk Management has full oversight of the respective processes and tools used in these highly automated retail credit processes. It is the responsibility of each credit officer to undertake ongoing credit monitoring for their allocated portfolio of counterparties. We also have procedures in place intended to identify at an early stage credit exposures for which there may be an increased risk of loss.
In instances where we have identified counterparties where there is a concern that the credit quality has deteriorated or appears likely to deteriorate to the point where they present a heightened risk of loss in default, the respective exposure is generally placed on a “watchlist”. We aim to identify counterparties that, on the basis of the application of our risk management tools, demonstrate the likelihood of problems well in advance in order to effectively manage the credit exposure and minimize potential losses. The objective of this early warning system is to address potential problems while adequate options for action are still available. This early risk detection is a tenet of our credit culture and is intended to ensure that greater attention is paid to such exposures.
Credit limits are established by the Credit Risk Management function via the execution of assigned credit authorities. This also applies to settlement risk that must fall within limits pre-approved by Credit Risk Management considering risk appetite and in a manner that reflects expected settlement patterns for the subject counterparty. Credit approvals are documented by the signing of the credit report by the respective credit authority holders and retained for future reference.
Credit authority is generally assigned to individuals as personal credit authority according to the individual’s professional qualification, experience and training. All assigned credit authorities are reviewed on a periodic basis to help ensure that they are commensurate with the individual performance of the authority holder.
Where an individual’s personal authority is insufficient to establish required credit limits, the transaction is referred to a higher credit authority holder or where necessary to an appropriate credit committee. Where personal and committee authorities are insufficient to establish appropriate limits, the case is referred to the Management Board for approval.
Mitigation of Credit Risk on counterparty level
In addition to determining counterparty credit quality and our risk appetite, we also use various credit risk mitigation techniques to optimize credit exposure and reduce potential credit losses. Credit risk mitigants are applied in the following forms:
  –
  Comprehensive and enforceable credit documentation with adequate terms and conditions.
  –
  Collateral in its various forms to reduce losses by increasing the recovery of obligations. Key principles for collateral management include legal effectiveness and enforceability, prudent and realistic collateral valuations, risk and regulatory capital reduction, as well as cost efficiency.
  – Risk transfers, which shift the risk of default of an obligor to a third party including hedging executed by our Strategic Corporate Lending (SCL). Other de-risking tools such as securitizations etc. may also be employed
  – Netting and collateral arrangements which reduce the credit exposure from derivatives and securities financing transactions (e.g. repo transactions).
  – Hedging of derivatives counterparty risk including CVA, using primarily CDS contracts via our Counterparty Portfolio Management desk
Collateral
We regularly agree on collateral to be received from customers that are subject to credit risk or to be provided by third parties agreed by legally effective and enforceable contracts, documented by a written and reasoned legal opinion. Collateral is credit protection in the form of (funded) assigned or pledged assets or (unfunded) third-party obligations that serves to mitigate the inherent risk of credit loss in an exposure, by either substituting the counterparty default risk or improving recoveries in the event of a default. We generally take all types of valuable and eligible collateral for our respective businesses but may limit accepted collateral types for specific businesses or regions as customary in the respective market or driven by purpose of efficiency. While collateral can be an alternative source of repayment, it does not replace the necessity of high quality underwriting standards and a thorough assessment of the debt service ability of the counterparty in line with CRR Article 194 (9).
We segregate collateral received into the following two types:
  –
  Financial and other collateral, which enables us to recover all or part of the outstanding exposure by liquidating the collateral asset provided, in cases where the counterparty is unable or unwilling to fulfill its primary obligations. Cash collateral, securities (equity, bonds), collateral pledges or assignments of other claims or inventory, movable assets (i.e., plant, machinery, ships and aircraft) and real estate typically fall into this category. All financial collateral is regularly, mostly daily, revalued and measured against the respective credit exposure. The value of other collateral, including real estate, is monitored based upon established processes that includes regular reviews or revaluations by internal and/or external experts.
  – Guarantee collateral, which complements the counterparty’s ability to fulfill its obligation under the legal contract and as such is provided by uncorrelated third parties. Letters of credit, insurance contracts, export credit insurance, guarantees, credit derivatives and risk participations typically fall into this category. Guarantees and strong letters of comfort provided by correlated group members of customers (generally the parent company) are also accepted and used for risk transfer in approved rating scorecards. Guarantee collateral with a non-investment grade rating of the guarantor is limited.
Our processes seek to ensure that the collateral we accept for risk mitigation purposes is of high quality. This includes processes to generally ensure legally effective and enforceable documentation for realizable and measurable collateral assets which are evaluated within the on-boarding process by dedicated internal appraisers or teams with the respective qualification, skills and experience or adequate external valuers mandated in regulated processes. The applied valuations follow generally accepted valuation methods or models. Ongoing correctness of values is monitored by collateral type specific appropriate frequent and event-driven reviews considering relevant risk parameters. Revaluations are applied in cases of identified probable material deterioration and future monitoring may be adjusted respectively. The assessment of the suitability of collateral for a specific transaction is part of the credit decision and must be undertaken in a conservative way, including collateral haircuts that are applied. We have collateral type specific haircuts in place which are regularly reviewed and approved. In this regard, we strive to avoid “wrong-way” risk characteristics where the counterparty’s risk is positively correlated with the risk of deterioration in the collateral value. For guarantee collateral, the process for the analysis of the guarantor’s creditworthiness is aligned to the credit assessment process for counterparties.
The valuation of collateral is considered under a liquidation scenario. Liquidation value is equal to the expected proceeds of collateral monetization/realization in a base case scenario, wherein a fair price is achieved through careful preparation and orderly liquidation of the collateral. Collateral can either move in value over time (dynamic value) or not (static value). The dynamic liquidation value generally includes a safety margin or haircut over realizable value to address liquidity and marketability aspects.
The Group assigns a liquidation value to eligible collateral, based on, among other things:
  – the market value and / or lending value, notional amount or face value of a collateral as a starting point;
  – the type of collateral; the currency mismatch, if any, between the secured exposure and the collateral; and a maturity mismatch, if any;
  – the applicable legal environment or jurisdiction (onshore versus offshore collateral);
  – the market liquidity and volatility in relation to agreed termination clauses;
  – the correlation between the performance of the borrower and the value of the collateral, e.g., in the case of the pledge of a borrower’s own shares or securities (in this case generally full correlation leads to no liquidation value);
  – the quality of physical collateral and potential for litigation or environmental risks; and
  – a determined collateral type specific haircut (0 – 100%) reflecting collection risks (i.e. price risks over the average liquidation period and processing/utilization/sales costs) as specified in the respective policies.
Collateral haircut settings are typically based on available historic internal and/or external recovery data (expert opinions may also be used, where appropriate). They also incorporate a forward-looking component in the form of collection and valuation forecast provided by experts within Risk Management. Considering the expected proceeds from the liquidation of the different collateral types, respective value fluctuations, market specific liquidation costs and time applied haircuts vary between 0 to 100%. When data is not sufficiently available or inconclusive, more conservative haircuts than otherwise used must be applied. Haircut settings are reviewed at least annually.

Managing and Mitigation of credit risk paragraph 2 [text block]
In order to reduce the credit risk resulting from OTC derivative transactions, where CCP clearing is not available, we regularly seek the execution of standard master agreements (such as master agreements for derivatives published by the International Swaps and Derivatives Association, Inc. (ISDA) or the German Master Agreement for Financial Derivative Transactions) with our counterparties. A master agreement allows for the close-out netting of rights and obligations arising under derivative transactions that have been entered into under such a master agreement upon the counterparty’s default, resulting in a single net claim owed by or to the counterparty. Payment netting may be agreed from time to time with our counterparties for multiple transactions having the same payment dates (e.g., foreign exchange transactions) pursuant to the terms of master agreements which can, reduce our settlement risk. In our risk measurement and risk assessment processes we apply close-out netting only to the extent we have concluded that the master agreement is legally valid and enforceable in all relevant jurisdictions and the recognition of close-out netting has been approved in accordance with the Bank’s Netting Policies.
We also enter into credit support annexes (CSAs) to master agreements in order to further reduce our derivatives-related credit risk. These annexes generally provide risk mitigation through periodic, usually daily, margining of the covered exposure. The CSAs also provide for the right to terminate the related derivative transactions upon the counterparty’s failure to honor a margin call. As with netting, when we believe the annex is enforceable, we reflect this in our exposure measurement.

Managing and Mitigation of credit risk paragraph 3 [text block]
Concentrations within Credit Risk mitigation
Concentrations within credit risk mitigations taken may occur if a number of guarantors and credit derivative providers with similar economic characteristics are engaged in comparable activities with changes in economic or industry conditions affecting their ability to meet contractual obligations. Concentration risk may also occur in collateral portfolios (e.g. multiple claims and receivables against third parties) which are considered conservatively within the valuation process and/or on-site inspections where applicable. We use a range of tools and metrics to monitor our credit risk mitigating activities and associated concentrations.

Managing and Mitigation of credit risk paragraph 4 [text block]
Managing Credit Risk on portfolio level
Enterprise Risk & Credit Risk Portfolio Management (ER & CR PM) sets the framework for the management of concentration risks at a portfolio level. This includes strategically setting, monitoring and reviewing credit risk appetites across various dimensions such as Group, Division, Business Unit, Legal Entity, Branch, Asset Class, Country, and Industry level that need to be considered in the context of credit approvals. In addition, ER & CR PM also provides a comprehensive and holistic view of the Bank’s risk profile across risk types.
On a portfolio level, significant concentrations of credit risk could result from having material exposures to a number of counterparties with similar economic characteristics, or who are engaged in comparable activities, where these similarities may cause their ability to meet contractual obligations to be affected in the same manner by changes in economic or industry conditions.
Our portfolio management framework supports a comprehensive assessment of concentrations within our credit risk portfolio in order to keep concentrations within acceptable levels.
Industry risk management
To manage industry risk, we have grouped our corporate and financial institutions counterparties into various industry sub-portfolios. Portfolios are regularly reviewed with the frequency of review dependent on portfolio size and risk profile as well as risk developments. Larger / riskier portfolios are reviewed at least on an annual basis. Reviews highlight industry developments and risks to our credit portfolio, review cross-risk concentration risks, analyze the risk/reward profile of the portfolio and incorporate the results of an economic downside stress test. Finally, this analysis is used to define the credit strategies for the portfolio in question.
In our Industry Limit framework, thresholds are established for aggregate credit limits to counterparties within each industry sub-portfolio. For risk management purposes, the aggregation of limits across industry sectors follows an internal risk view that does not have to be congruent with NACE (Nomenclature des Activities Economiques dans la Communate Europeenne) code-based view applied elsewhere in this report. Regular overviews are prepared for the Enterprise Risk Committee to discuss recent developments and to agree on actions where necessary.
Beyond credit risk, our Industry Risk Framework comprises of thresholds for Traded Credit Positions while key non-financial risks are closely monitored.
Country risk management
Avoiding undue concentrations from a regional perspective is also an integral part of our credit risk management framework. In order to achieve this, country risk thresholds are applied to Emerging Markets as well as selected Developed Markets countries (based on internal country risk ratings). Emerging Markets are divided into regions. Similar to industry risk, country portfolios are regularly reviewed with the frequency of review dependent on portfolio size and risk profile as well as risk developments. Larger / riskier portfolios are reviewed at least on an annual basis. These reviews assess key macroeconomic developments and outlook, review portfolio composition and quality, cross-risk concentration risks and analyze the risk/reward profile of the portfolio. Based on this, country risk appetite and strategies are set.
In our Country Risk Framework, thresholds are established for counterparty credit risk exposures in each country to manage the aggregated credit risk subject to country-specific economic and political events. These thresholds cover exposures to entities incorporated locally and subsidiaries of foreign multinational corporations as well as companies with significant economic or operational dependence on a specific country even though they are incorporated externally. In addition, gap risk thresholds are set to control the risk of loss due to intra-country wrong-way risk exposure. As such, for risk management purposes, the aggregation of exposures across countries follows an internal risk view that may differ from the geographical exposure view applied elsewhere in this report. Beyond credit risk, our Country Risk Framework comprises thresholds for trading positions in Emerging Markets and selective Developed Markets that measure the aggregate market value of traded credit risk positions. For Emerging Markets, thresholds are also set to measure the Profit and Loss impact under specific country stress scenarios on trading positions across the Bank’s portfolio. Furthermore, thresholds are set for capital and intra-group funding exposure of Deutsche Bank entities in above countries given the transfer risk inherent in these cross-border positions. Key non-financial risks are closely monitored. Our country risk ratings represent a key tool in our management of country risk. They include:
  – Sovereign rating (set and managed by ERM): A measure of the probability of the sovereign defaulting on its foreign or local currency obligations.
  – Transfer risk rating (set and managed by ERM): A measure of the probability of a “transfer risk event”, i.e., the risk that an otherwise solvent debtor is unable to meet its obligations due to inability to obtain foreign currency or to transfer assets as a result of direct sovereign intervention.
All sovereign and transfer risk ratings are reviewed, at least on an annual basis.
Product/Asset class specific risk management
Complementary to our counterparty, industry and country risk approach, we focus on product/asset class specific risk concentrations and set limits or thresholds where required for risk management purposes. Specific risk limits are set in particular if a concentration of transactions of a specific type might lead to significant losses under certain conditions. In this respect, correlated losses might result from disruptions of the functioning of financial markets, significant moves in market parameters to which the respective product is sensitive, macroeconomic default scenarios or other factors. Specific focus is put on transactions with underwriting risks where we underwrite commitments with the intention to sell down or distribute part of the risk to third parties. These commitments include the undertaking to provide bank loans for syndication into the debt capital market and bridge loans for the issuance of notes. The inherent risks of being unsuccessful in the distribution of the facilities or the placement of the notes, comprise of a delayed distribution, funding of the underlying loans as well as a pricing risk as some underwriting commitments are additionally exposed to market risk in the form of widening credit spreads. Where applicable, we dynamically hedge this credit spread risk to be within the approved market risk limit framework.
A major asset class, in which Deutsche Bank is active in underwriting, is leverage lending, which we mainly execute through our Leveraged Debt Capital Markets (LDCM) business unit. The business model is a fee-based‚ originate to distribute approach focused on the distribution of largely unfunded underwriting commitments into the capital market. The aforementioned risks regarding distribution and credit spread movement apply to this business unit, however, are managed under a range of specific notional as well as market risk limits. The latter require the business to also hedge its underwriting pipeline against market dislocations. The fee-based model of our LDCM business unit includes a restrictive approach to single-name risk concentrations retained on Deutsche Bank‘s balance sheet, which results in a diversified overall portfolio without any material concentrations. The resulting longer-term on-balance sheet portfolio is also subject to a comprehensive credit limit and hedging framework.
Deutsche Bank also assumes underwriting risk with respect to Commercial Real Estate (CRE) loans, primarily in the CRE business unit in the Investment Bank where loans may be originated with the intent to securitize in the capital markets or syndicate to other lenders. The aforementioned inherent underwriting risks such as delayed distribution and pricing risk are managed through notional caps, market risk limits and hedging against the risk of market dislocations.
In addition to underwriting risk, we also focus on concentration of transactions with specific risk dynamics (including risk to commercial real estate and risk from securitization positions).
In addition, our Private Bank and certain Corporate Bank businesses are managed via product-specific strategies setting our risk appetite for portfolios with similar credit risk characteristics, such as the retail portfolios of mortgages and consumer finance products as well as products for business clients. Here risk analyses are performed on portfolio level including further breakdown into Business Units as well as Countries / Regions. Analysis for individual clients is of secondary importance. In Wealth Management, target levels are set for global concentrations along products as well as based on type and liquidity of collateral.

Focus Industries in light of COVID-19 Pandemic [text block]
Focus Industries in light of COVID-19 Pandemic
The recovery of the global economy has accelerated along with progress of COVID-19-vaccination in 2021 in key economies, which is expected to continue supporting corporate earnings. However, there continues to be a significant dispersion in the recovery between sectors with certain industries seeing more persistent impacts from the COVID-19 pandemic and the surge of infections due to the global spread of the Omicron variant.
As oil and gas prices have increased above pre-COVID-19 levels in the 2nd half of 2021, this sector is no longer considered a focus industry.
Key focus sectors accounted for approximately 8 % of the loan book and approximately 27 % of
Stage 3 credit loss provisions of the Group as of the year ended 2021. The information below is based on an internal risk view that is not fully congruent with the NACE (Nomenclature des Activities Economiques dans la Communate Europeenne, which is the statistical classification of economic activities in the European Union) applied elsewhere in this report, e.g. in the Asset Quality section.
  –
  Commercial real estate (CRE) (€ 31 billion loan exposure as of December 31, 2021 and € 27 billion as of December 31, 2020): CRE exposure accounts for 7 % of the loan book and comprises CRE Group (€ 19 billion), APAC CRE exposures in the Investment Bank (€ 6 billion) and non-recourse CRE business in the Corporate Bank (€ 6 billion). The year-over-year increase was driven by increased lending activity due to gradual recovery of CRE markets as well as the FX impact of a stronger US Dollar. The risk profile of the portfolio improved moderately in 2021 as global economies and CRE markets continued their recovery and the US hospitality sector benefitted from a strong leisure travel. The pace of new loan modifications continued to decline. Moderate loan-to-value ratios (LTVs) averaging approximately 59 % provide a substantial buffer to absorb declines in collateral values.
  – Retail (excluding food/staples) (€ 4 billion loan exposure as of December 31, 2021 and € 4 billion as of December 31, 2020): The sector is benefitting from the re-opening after a prolonged period of COVID-related restrictions. However, some segments are suffering from supply shortages and the pandemic has added to the structural challenges the sector is facing from digitalization. Portfolio risks are mitigated by a focus on strong global brands with approximately two third of net credit limits relating to investment grade rated clients.
  – Aviation (€ 3 billion loan exposure as of December 31, 2021 and € 3 billion as of December 31, 2020): Whilst first signs of a sector recovery have been seen, traffic volumes remained materially below 2019 levels. A return to pre-COVID-19 passenger volumes is not expected for several years. The portfolio benefits from a significant share of secured aircraft financing which is biased towards newer/ liquid aircraft. The unsecured portfolio is focused on developed market flag carriers, many of which benefit from robust government support packages.
  – Leisure (€ 2 billion loan exposure as of December 31, 2021 and € 2 billion as of December 31, 2020): The industry has been hit by a very sharp decline in both business and private travel during lockdowns. Volumes are unlikely to recover to pre-crisis levels in the near-term. Our portfolio is biased towards industry leaders in the hotels and casinos segment, mostly domiciled in the U.S. market.

Market Risk Management [Abstract]
Market Risk Framework [text block]
Market Risk Management
Market Risk framework
The vast majority of our businesses are subject to market risk, defined as the potential for change in the market value of our trading and invested positions. Risk can arise from changes in interest rates, credit spreads, foreign exchange rates, equity prices, commodity prices and other relevant parameters, such as market volatility and market implied default probabilities. The market risk can affect accounting, economic and regulatory views of our exposure.
Market Risk Management is part of our independent Risk function and sits within the Market and Valuations Risk Management group. One of the primary objectives of Market Risk Management is to ensure that our business units’ risk exposure is within the approved risk appetite commensurate with its defined strategy. To achieve this objective, Market Risk Management works closely together with risk takers (“the business units”) and other control and support groups.
We distinguish between three substantially different types of market risk:
  – Trading market risk arises primarily through the market-making and client facilitation activities of the Investment Bank and Corporate Bank divisions. This involves taking positions in debt, equity, foreign exchange, other securities and commodities as well as in equivalent derivatives.
  – Traded default risk arising from defaults and rating migrations relating to trading instruments.
  – Nontrading market risk arises from market movements, primarily outside the activities of our trading units, in our banking book and from off-balance sheet items. This includes interest rate risk, credit spread risk, investment risk and foreign exchange risk as well as market risk arising from our pension schemes, guaranteed funds and equity compensation. Nontrading market risk also includes risk from the modeling of client deposits as well as savings and loan products.
Market Risk Management governance is designed and established to promote oversight of all market risks, effective decision-making and timely escalation to senior management.
Market Risk Management defines and implements a framework to systematically identify, assess, monitor and report our market risk. Market risk managers identify market risks through active portfolio analysis and engagement with the business units.

Trading Market Risk [text block]
Trading Market Risk
Our primary mechanism to manage trading market risk is the application of our risk appetite framework of which the limit framework is a key component. Our Management Board, supported by Market Risk Management, sets group-wide value-at-risk, economic capital and portfolio stress testing limits for market risk in the trading book. Market Risk Management allocates this overall appetite to our Corporate Divisions and their individual business units based on established and agreed business plans. We also have business aligned heads within Market Risk Management who establish business unit limits, by allocating the limit down to individual portfolios, geographical regions and types of market risks.
Value-at-risk, economic capital and portfolio stress testing limits are used for managing all types of market risk at an overall portfolio level. As an additional and important complementary tool for managing certain portfolios or risk types, Market Risk Management performs risk analysis and business specific stress testing. Limits are also set on sensitivity and concentration/liquidity, exposure, business-level stress testing and event risk scenarios, taking into consideration business plans and the risk vs return assessment.
Business units are responsible for adhering to the limits against which exposures are monitored and reported. The market risk limits set by Market Risk Management are monitored on a daily, weekly and monthly basis, dependent on the risk management tool being used.

Value-at-Risk [text block]
Internally developed Market Risk Models
Value-at-Risk (VaR)
VaR is a quantitative measure of the potential loss (in value) of Fair Value positions due to market movements that should not be exceeded in a defined period of time and with a defined confidence level.
Our value-at-risk for the trading businesses is based on our own internal model. In October 1998, the German Banking Supervisory Authority (now the BaFin) approved our internal model for calculating the regulatory market risk capital for our general and specific market risks based on a sensitivity based Monte Carlo approach. In October 2020, the ECB approved a significant change to our VaR model, now a Historical Simulation approach predominantly utilizing full revaluation, although some portfolios remain on a sensitivity based approach. The new approach is used for both Risk Management and capital requirements.
The new approach provides more accurate modelling of our risks, enhances our analysis capabilities and provides a more effective tool for risk management. Aside from enabling a more accurate view of market risk, the implementation of Historical Simulation VaR has brought about an even closer alignment of our market risk systems and models to our end of day pricing.
Risk management VaR is calibrated to a 99 % confidence level and a one day holding period. This means we estimate there is a 1 in 100 chance that a mark-to-market loss from our trading positions will be at least as large as the reported VaR. For regulatory capital purposes, our VaR model is calibrated to a 99 % confidence interval and a ten day holding period.
The calculation employs a Historical Simulation technique that uses one year of historical market data as input and observed correlations between the risk factors during this one year period.
Our VaR model is designed to take into account a comprehensive set of risk factors across all asset classes. Key risk factors are swap/government curves, index and issuer-specific credit curves, single equity and index prices, foreign exchange rates, commodity prices as well as their implied volatilities. To help ensure completeness in the risk coverage, second order risk factors, e.g. money market basis, implied dividends, option-adjusted spreads and precious metals lease rates are also considered in the VaR calculation. The list of risk factors include in the VaR model is reviewed regularly and enhanced as part of ongoing model performance reviews.
The model incorporates both linear and, especially for derivatives, nonlinear impacts predominantly through a full revaluation approach but it also utilizes a sensitivity-based approach for certain portfolios. The full revaluation approach uses the historical changes to risk factors as input to pricing functions. Whilst this approach is computationally expensive, it does yield a more accurate view of market risk for nonlinear positions, especially under stressed scenarios. The sensitivity based approach uses sensitivities to underlying risk factors in combination with historical changes to those risk factors.
For each business unit a separate VaR is calculated for each risk type, e.g. interest rate risk, credit spread risk, equity risk, foreign exchange risk and commodity risk. “Diversification effect” reflects the fact that the total VaR on a given day will be lower than the sum of the VaR relating to the individual risk types. Simply adding the VaR figures of the individual risk types to arrive at an aggregate VaR would imply the assumption that the losses in all risk types occur simultaneously.
The VaR enables us to apply a consistent measure across our fair value exposures. It allows a comparison of risk in different businesses, and also provides a means of aggregating and netting positions within a portfolio to reflect correlations and offsets between different asset classes. Furthermore, it facilitates comparisons of our market risk both over time and against our daily trading results.
When using VaR results a number of considerations should be taken into account. These include:
  – The use of historical market data may not be a good indicator of potential future events, particularly those that are extreme in nature. This “backward-looking” limitation can cause VaR to understate future potential losses (as in 2008), but can also cause it to be overstated immediately following a period of significant stress (as in COVID-19 pandemic).
  – The one day holding period does not fully capture the market risk arising during periods of illiquidity, when positions cannot be closed out or hedged within one day.
  – VaR does not indicate the potential loss beyond the 99th quantile.
  – Intra-day risk is not reflected in the end of day VaR calculation.
  – There may be risks in the trading or banking book that are not fully captured in the VaR model (either partially captured or missing entirely).

Stressed Value-at-Risk [text block]
Stressed Value-at-Risk
Stressed Value-at-Risk (SVaR) calculates a stressed value-at-risk measure based on a one year period of significant market stress. We calculate a stressed value-at-risk measure using a 99 % confidence level. Stressed VaR is calculated with a holding period of ten days. Our SVaR calculation utilizes the same systems, trade information and processes as those used for the calculation of value-at-risk. The only difference is that historical market data and observed correlations from a period of significant financial stress (i.e., characterized by high volatilities) is used as an input for the Historical Simulation.

Incremental Risk Charge [text block]
Incremental Risk Charge
Incremental Risk Charge captures default and credit rating migration risks for credit-sensitive positions in the trading book. We use a Monte Carlo Simulation for calculating incremental risk charge as the 99.9 % quantile of the portfolio loss distribution over a one-year capital horizon under a constant position approach and for allocating contributory incremental risk charge to individual positions.

Nontrading Market Risk [text block]
Nontrading Market Risk
Nontrading market risk arises primarily from activities outside of our trading units, in our banking book, and from certain off-balance sheet items, embedding considerations of different accounting treatments of transactions. Significant market risk factors the Group is exposed to and are overseen by risk management groups in that area are:
  – Interest rate risk (including risk from embedded optionality and changes in behavioral patterns for certain product types), credit spread risk, foreign exchange risk, equity risk (including investments in public and private equity as well as real estate, infrastructure and fund assets).
  – Market risks from off-balance sheet items, such as pension schemes and guarantees, as well as structural foreign exchange risk and equity compensation risk.

Nontrading Market Risk Economic Capital [text block]
Nontrading Market Risk Economic Capital
Nontrading market risk economic capital is calculated either by applying the standard traded market risk EC methodology or through the use of non-traded market risk models that are specific to each risk class and which consider, among other factors, historically observed market moves, the liquidity of each asset class, and changes in client’s behavior in relation to products with behavioral optionalities.

Liquidity Risk Management [Abstract]
Liquidity Risk Management Framework [text block]
Liquidity Risk Management
Liquidity risk arises from our potential inability to meet payment obligations when they come due or without incurring excessive costs. The group liquidity risk management framework should ensure that the guidance and controls are established within DB Group to fulfil its payment obligations at all times (including intraday) and can manage its liquidity and funding risks within the MB approved Risk Appetite, when executing the Bank’s strategy. The framework considers relevant and significant drivers of liquidity risk, whether on-balance sheet or off-balance sheet.
Liquidity Risk Management framework
The bank’s liquidity risk management principles are documented in the globally applicable “Liquidity Risk Management Policy” (LRMP) and adheres to the 8 key risk management practices (Risk governance, Risk Organization (3 LoD), Risk Culture, Risk Appetite and strategy, Risk Identification and assessment, Mitigation and controls, Risk measurement and reporting, Stress planning and execution). All additional policies and procedures (both global and local) issued by the liquidity risk management functions further define the requirements specific to liquidity risk practices. They are subordinate to this policy and subject to the standards it sets forth. The liquidity managing functions are organized in alignment with the three lines of defense structure set forth in the “Risk Management Policy – Deutsche Bank Group”. Lines of Business and Treasury comprise the first line of defense (“1LoD”) –responsible for executing the steps needed to manage the Bank’s liquidity position. Risk comprises the second line of defense (“2LoD”) – responsible for providing independent risk oversight, challenge, and validation of activities conducted by the 1LoD including establishing the Risk Appetite and Group level control standards. Group Audit comprises the third line of defense (“3LoD”) - responsible for overseeing the activities of both the 1LoD and 2LoD.The individual roles and responsibilities within the Liquidity Risk Management Framework have been laid out and documented in the Global Responsibility Matrix which was designed to provide clarity and transparency across all involved stakeholders.
In accordance with the ECB’s SREP (and revised ILAAP requirement issued in November 2018), Deutsche Bank has implemented an Internal Liquidity Adequacy Assessment Process (ILAAP), which is reviewed at least annually and approved by the Management Board. Liquidity Risk Management (LRM) undertakes ongoing oversight on activities conducted within the mandate of Treasury Liquidity Management (TSY-LM) to most effectively manage the liquidity of the group and steer business activities, while ensuring the bank’s Risk Appetite is adhered to. The ILAAP provides comprehensive documentation and assessment of the Bank’s Liquidity Risk Management framework, which includes: identifying the key liquidity and funding risks to which the Group is exposed; describing how these risks are identified, monitored and measured; and describing the techniques and resources used to manage and mitigate these risks.
The Management Board defines the liquidity and funding risk strategy for the Bank as well as the risk appetite, based on recommendations made by the Group Asset and Liability Committee (ALCO) and Group Risk Committee (GRC). The Management Board reviews and approves the risk appetite at least annually. The risk appetite is applied to the Group and Key Liquidity Entities (KLE) e.g. DB AG to monitor and control liquidity risk as well as the Bank’s long-term funding and issuance plan.
The Bank’s Liquidity Risk Appetite, which is defined through qualitative principles and supporting quantitative metrics, is laid out in the “Risk Appetite Statement – DB Group” and is subject to the standards set in the “Risk Appetite Policy – DB Group”. This Risk Appetite Statement is further underpinned by the Liquidity Risk Controls Framework consisting of Risk Appetite Limits, as well as a suite of Non-Risk Appetite Limits, Thresholds and Early Warning Indicators (EWI) defined in the Liquidity Risk Controls Policy.
Deutsche Bank has a dedicated Stress Testing and Risk Appetite Framework set by LRM, which ensures the Bank’s liquidity position is balanced across the Group, its KLEs and across currencies.
Treasury manages liquidity and funding, in accordance with the Management Board-approved risk appetite across a range of relevant metrics and implements a number of tools including business level limits, to ensure compliance. As such, Treasury works closely with LRM and business divisions to identify, analyze and monitor underlying liquidity risk characteristics within business portfolios. These parties are engaged in regular dialogue regarding changes in the Bank’s liquidity position arising from business activities and market circumstances.
Furthermore, the Bank ensures at the level of each liquidity relevant entity that all local liquidity metrics are managed in compliance with the defined risk appetite. Local liquidity surpluses are pooled in DB AG hubs and local liquidity shortfalls can be met through support from DB AG hubs. Transfers of liquidity capacity between entities are subject to the approval framework outlined in the “Intercompany Funding Policy” involving the Group’s liquidity steering function as well as the local liquidity managers considering the LCR, NSFR (Pillar 1) and sNLP (Pillar 2), available surplus that resides in entities with restriction to transfer liquidity to other group entities, for example due to regulatory lending requirements, is considered to be trapped and as such not counted in the calculation of the consolidated group liquidity surplus.
The Management Board is informed about the Bank’s performance against the key liquidity metrics, including the Risk Appetite and internal and market indicators, via a weekly Liquidity Dashboard. Liquidity & Treasury Reporting & Analysis (LTRA) has overall accountability for the accurate and timely production of both external regulatory liquidity reporting and the internal management reporting of liquidity risk for DB Group. In addition, LTRA is responsible for the development of management information systems (MIS) and related analysis necessary for supporting the liquidity risk framework and its governance for Treasury and LRM.
As part of the annual strategic planning process, Treasury projects the development of the key liquidity and funding metrics including the USD currency exposure based on anticipated business activity to ensure that the strategic plan remains aligned with the Bank’s Risk Appetite.
Deutsche Bank has a wide range of funding sources, including retail and institutional deposits, unsecured and secured wholesale funding and debt issuance in the capital markets. Group ALCo is the Bank’s decisive governing body mandated by the Management Board to optimize the sourcing and deployment of the Bank’s balance sheet and financial resources in line with the Management Board risk appetite and strategy. As such, it has the overarching responsibility to define, approve and optimize the Bank`s funding strategy.
Deutsche Bank’s Group Contingency Funding Plan (CFP) outlines how the bank would respond to an actual or anticipated liquidity stress event. It includes a decisive set of actions that can be taken to raise cash and recover the bank’s key liquidity metrics in times of liquidity stress. The CFP includes a clear governance structure and well-defined liquidity risk indicators to ensure timely and effective decision-making, communication, and coordination during a liquidity stress event. Deutsche Bank has established the Financial Resource Management Council (FRMC) which is responsible for oversight of capital and liquidity across contingency, recovery, and resolution scenarios in a crisis situation.

Short-term liquidity and wholesale funding [text block]
Short-term liquidity and wholesale funding
Deutsche Bank tracks all contractual cash flows from wholesale funding sources on a daily basis, over a 12-month horizon. For this purpose, the Bank considers wholesale funding to include unsecured liabilities largely raised by Treasury Markets Pool, as well as secured liabilities primarily raised by the Investment Bank Division. Wholesale funding counterparties typically include corporates, banks and other financial institutions, governments and sovereigns.
The Group has implemented a set of limits to restrict the Bank’s exposure to wholesale counterparties, which have historically demonstrated the most susceptibility to market stress. The wholesale funding limits are monitored daily and apply to the total combined currency amount of all wholesale funding currently outstanding, both secured and unsecured with specific tenor limits. Liquidity Reserves constitute the primary mitigants against potential stress in the short-term.
The tables in the section “Liquidity Risk Exposure: Funding Diversification” show the contractual maturity of the Bank’s short-term wholesale funding and capital markets issuance.

Liquidity stress testing and scenario analysis [text block]
Liquidity stress testing and scenario analysis
Global internal liquidity stress testing and scenario analysis is used for measuring liquidity risk and evaluating the Group’s short-term liquidity position within the liquidity framework. This complements the daily operational cash management process. The long-term liquidity strategy based on contractual and behavioral modelled cash flow information is represented by a long-term metric known as the Funding Matrix (refer to Funding Risk Management below).
The global liquidity stress testing process is managed by Treasury in accordance with the Management Board approved risk appetite. Treasury is responsible for the design of the overall methodology, the choice of liquidity risk drivers and the determination of appropriate assumptions (parameters) to translate input data into stress testing output. LRM is responsible for the definition of the stress scenarios. Under the principles laid out by Model Risk Management, LRM performs the independent validation of liquidity risk models and non-model estimates. LTRA is responsible for implementing these methodologies and performing the stress test calculation in conjunction with Treasury, LRM and IT.
Stress testing and scenario analysis are used to evaluate the impact of sudden and severe stress events on the Group’s liquidity position. Deutsche Bank has selected four scenarios to calculate the Group’s stressed Net Liquidity Position (“sNLP”). These scenarios are designed to capture potential outcomes which may be experienced by Deutsche Bank during periods of idiosyncratic and/or market-wide stress and are designed to be both plausible and sufficiently severe as to materially impact the Group’s liquidity position. The most severe scenario assesses the potential consequences of a combined market-wide and idiosyncratic stress event, including downgrades of our credit rating. Under each of the scenarios the impact of a liquidity stress event over different time horizons and across multiple liquidity risk drivers, covering all business lines, product areas and balance sheet is considered. The output from scenario analysis feeds the Group Wide Stress Test, which considers the impact of scenarios on all risk stripes.
In addition, potential funding requirements from contingent liquidity risks which might arise under stress, including drawdowns on credit facilities, increased collateral requirements under derivative agreements, and outflows from deposits with a contractual rating linked trigger are included in the analysis. Subsequently Countermeasures, which are the actions the Group would take to counterbalance the outflows incurred during a stress event, are taken into consideration. Those countermeasures include utilizing the Bank’s Liquidity Reserve and generating liquidity from other unencumbered, marketable assets without causing any material impact on the Bank’s business model.
Stress testing is conducted at a global level and for defined Key Liquidity Entities covering an eight-week stress horizon which is considered the most critical time span during a liquidity crisis and, where, on a Group level, liquidity is actively steered and assessed. In addition to the consolidated currency stress test, stress tests for material currencies (EUR, USD and GBP) are performed. On a global level and in the U.S. liquidity stress tests cover a 12 months period. Additionally we also monitor the stress test results over a 12 month period with specific risk limits if required by local regulators. Ad-hoc analysis may be conducted to reflect the impact of potential downside events that could affect the Bank such as the COVID-19 pandemic. Relevant stress assumptions are applied to reflect liquidity flows from risk drivers and on-balance sheet and off-balance sheet products. The suite of stress testing scenarios and assumptions are reviewed on a regular basis and are updated when enhancements are made to stress testing methodologies.
Complementing daily liquidity stress testing, the Bank also conducts regular Group Wide Stress Testing (GWST) run by Enterprise Risk Management (ERM) analyzing liquidity risks in conjunction with the other defined risk types and evaluating their impact and interplay to both capital and liquidity positions as described in Risk and Capital Framework Stress testing.
The tables in the section “Liquidity Risk Exposure: Stress Testing and Scenario Analysis” show the results of the internal global liquidity stress test under the various scenarios.

Funding Risk Management [text block]
Funding Risk Management
Deutsche Bank’s primary internal tool for monitoring and managing longer term funding risk is the Funding Matrix. The Funding Matrix assesses the Group’s structural funding profile over a time horizon beyond one year. To produce the Funding Matrix, all funding-relevant assets and liabilities are mapped into time buckets corresponding to their contractual or modeled maturities. This allows the Group to identify expected excesses and shortfalls in term liabilities over assets in each time bucket, facilitating the management of potential liquidity exposures.
The liquidity profile is based on contractual cash flow information. If the contractual maturity profile of a product does not adequately reflect the liquidity profile, it is replaced by modeling assumptions. Short-term balance sheet items (<1yr) or matched funded structures (asset and liabilities directly matched with no liquidity risk) are excluded from the term analysis.
The bottom-up assessment by individual business line is combined with a top-down reconciliation against the Group’s IFRS balance sheet. From the cumulative term profile of assets and liabilities beyond 1 year, long-funded surpluses or short-funded gaps in the Group’s maturity structure can be identified. The cumulative profile is thereby built up starting from the greater than 10-year bucket down to the greater than 1-year bucket.
The strategic liquidity planning process, which incorporates the development of funding supply and demand across business units, together with the Bank’s targeted key liquidity and funding metrics, provides the key input parameter for our annual capital markets issuance plan. Upon approval by the Management Board the capital markets issuance plan establishes issuance targets for securities by tenor, volume, currency and instrument.

Funding Diversification Management [text block]
Funding Diversification
Diversification of the Group’s funding profile in terms of investor types, regions and products is an important element of the liquidity risk management framework. The Bank has minimum risk appetite levels for most stable funding sources stemming from capital markets issuances and equity, as well as from retail, and transaction banking clients. Other customer deposits, secured funding and short positions are additional sources of funding. Unsecured wholesale funding represents unsecured wholesale liabilities sourced primarily by the Treasury Pool Management team. Given the relatively short-term nature of these liabilities, they are predominantly used to fund liquid trading assets.
For diversifying our refinancing activities, Deutsche Bank holds a license to issue mortgage Pfandbriefe and maintains a program to issue structured covered bonds. Additionally, the Group continues to run a program for the purpose of issuing covered bonds under Spanish law (Cedulas). DB Group has also participated in ECB’s TLTRO III program. Under the Green Financing Framework Deutsche Bank has issued its first
Green Bond Senior Preferred issuance (U.S.$ 800 million) and first green Formosa bonds (U.S.$ 400 million in total) to Taiwanese investors by a major global bank. Furthermore, multiple green structured notes, first green deposits and first green repurchase agreements (repos) were executed.
The chart “Liquidity Risk Exposure: Funding Diversification” shows the composition of external funding sources that contribute to the liquidity risk position, both in EUR billion and as a percentage of our total external funding sources.

Liquidity reserves [text block]
Liquidity Reserves
Liquidity Reserves comprise available cash and cash equivalents, unencumbered highly liquid securities (including government and agency bonds and government guarantees) and other unencumbered central bank eligible assets. Certain intraday requirements and Mandatory Minimum Reserves are directly deducted in the calculation of the Liquidity Reserves while other intraday outflows are represented in the Group’s internal liquidity model.

Disclosure of Risk Concentration and Risk Diversification [text block]
Portfolio concentration risk
Risk concentrations refer to clusters of the same or similar risk drivers within specific risk types (intra-risk concentrations in credit, market, operational and strategic risks) as well as across different risk types (inter-risk concentrations). They occur within and across counterparties, businesses, regions/countries, industries and products. The management and monitoring of risk concentrations is achieved through a quantitative and qualitative approach, as follows:
  – Intra-risk concentrations are assessed, monitored and mitigated by the individual risk functions (credit, market, operational, liquidity and strategic risk management). This is supported by limit setting on different levels and/or management according to each risk type.
  – Inter-risk concentrations are managed through quantitative top-down stress-testing and qualitative bottom-up reviews, identifying and assessing risk themes independent of any risk type and providing a holistic view across the bank. The diversification effects between credit, market, operational and strategic risk are measured through a dedicated risk model that quantifies the diversification benefit caused by non-perfect correlations between these risk types. The calculation of the risk type diversification benefit is intended to ensure that the standalone economic capital figures for the individual risk types are aggregated in an economically meaningful way.
The most senior governance body for the oversight of risk concentrations throughout 2021 was the Group Risk Committee (GRC).